INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
OPPENHEIMER SELECT MANAGERS QM ACTIVE BALANCED FUND:

     We have audited the  accompanying  statement of assets and  liabilities  of
Oppenheimer  Select  Managers  QM  Active  Balanced  Fund,  which is a series of
Oppenheimer  Select  Managers,  including  the statement of  investments,  as of
November 30, 2002,  and the related  statement of  operations  for the year then ended, the statements of changes in net assets and the financial  highlights for the periods indicated.  These financial  statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these  financial  statements  and financial  highlights  based on our audits.

     We conducted our audits in accordance  with  auditing  standards  generally accepted in the United States of America.  Those standards  require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes  examining,  on a test  basis,  evidence  supporting  the  amounts  and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 2002, by  correspondence  with the custodian and brokers;  where replies were not received from brokers,  we performed  other auditing procedures.  An audit also includes assessing the accounting principles used and  significant  estimates made by  management,  as well as evaluating the overall financial statement  presentation.  We believe that our audits provide a reasonable basis for our opinion.

     In our opinion,  the financial statements and financial highlights referred to above present fairly,  in all material  respects,  the financial  position of
Oppenheimer Select Managers QM Active Balanced Fund as of November 30, 2002, the
results of its operations for the year then ended, the changes in its net assets and the financial  highlights  for the periods  indicated,  in  conformity  with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP
-------------------------
Deloitte & Touche LLP

Denver, Colorado
December 20, 2002

STATEMENT OF INVESTMENTS  November 30, 2002
--------------------------------------------------------------------------------

                                                                   Market
Value
                                                            Shares   See Note
1
--------------------------------------------------------------------------------
Common Stocks--67.2%
--------------------------------------------------------------------------------
Consumer Discretionary--9.7%
--------------------------------------------------------------------------------
Auto Components--0.4%
American Axle & Manufacturing  Holdings, Inc. 1                400      $
9,592
--------------------------------------------------------------------------------
Cooper Tire & Rubber Co.                                       300
4,770
--------------------------------------------------------------------------------
Lear Corp. 1                                                   200
7,338
--------------------------------------------------------------------------------
Stoneridge, Inc. 1                                             100
983

--------

22,683

--------------------------------------------------------------------------------
Automobiles--0.5%
General Motors Corp.                                           600
23,820
--------------------------------------------------------------------------------
Harley-Davidson, Inc.                                          100
4,854

--------

28,674

--------------------------------------------------------------------------------
Distributors--0.0%
Handleman Co. 1                                                200
2,250
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure--1.0%
Harrah's Entertainment, Inc. 1                                 500
20,000
--------------------------------------------------------------------------------
Jack in the Box, Inc. 1                                        200
4,024
--------------------------------------------------------------------------------
Marriott International, Inc., Cl. A                            300
10,725
--------------------------------------------------------------------------------
McDonald's Corp.                                               800
14,800
--------------------------------------------------------------------------------
Papa John's International, Inc. 1                              100
2,714
--------------------------------------------------------------------------------
Park Place Entertainment Corp. 1                               800
6,624
--------------------------------------------------------------------------------
Ryan's Family Steak Houses, Inc. 1                             400
4,348
--------------------------------------------------------------------------------
Yum! Brands, Inc. 1                                            100
2,391

--------

65,626

--------------------------------------------------------------------------------
Household Durables--0.4%
Lancaster Colony Corp.                                         100
3,619
--------------------------------------------------------------------------------
Lennar Corp.                                                   100
5,302
--------------------------------------------------------------------------------
Maytag Corp.                                                   500
15,455

--------

24,376

--------------------------------------------------------------------------------
Internet & Catalog Retail--0.5%
Amazon.com, Inc. 1                                             600
14,010
--------------------------------------------------------------------------------
USA Interactive, Inc. 1                                        600
16,680

--------

30,690

--------------------------------------------------------------------------------
Leisure Equipment & Products--0.3%
Eastman Kodak Co.                                              200
7,384
--------------------------------------------------------------------------------
SCP Pool Corp. 1                                               300
9,453

--------

16,837

--------------------------------------------------------------------------------
Media--2.5%
AOL Time Warner, Inc. 1                                      1,200
19,644
--------------------------------------------------------------------------------
Clear Channel Communications, Inc. 1                           400
17,384
--------------------------------------------------------------------------------
Comcast Corp., Cl. A 1                                         226
5,297
--------------------------------------------------------------------------------
Comcast Corp., Cl. A Special, Non-Vtg. 1                       200
4,560

                                                                   Market
Value
                                                            Shares   See Note
1
--------------------------------------------------------------------------------
Media Continued
Disney (Walt) Co.                                              700     $
13,874
--------------------------------------------------------------------------------
E.W. Scripps Co. (The), Cl. A                                  100
7,928
--------------------------------------------------------------------------------
Gannett Co., Inc.                                              300
21,375
--------------------------------------------------------------------------------
Liberty Media Corp., Cl. A 1                                   700
7,392
--------------------------------------------------------------------------------
McGraw-Hill Cos., Inc. (The)                                   100
5,929
--------------------------------------------------------------------------------
Pulitzer, Inc.                                                 100
4,396
--------------------------------------------------------------------------------
Tribune Co.                                                    200
9,160
--------------------------------------------------------------------------------
Viacom, Inc., Cl. B 1                                          800
37,608

---------

154,547

--------------------------------------------------------------------------------
Multiline Retail--1.4%
Federated Department Stores, Inc. 1                            700
22,876
--------------------------------------------------------------------------------
May Department Stores Co.                                      200
4,892
--------------------------------------------------------------------------------
Sears Roebuck & Co.                                            500
13,850
--------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                          800
43,328

---------

84,946

--------------------------------------------------------------------------------
Specialty Retail--2.2%
Abercrombie & Fitch Co., Cl. A 1                               500
12,435
--------------------------------------------------------------------------------
AnnTaylor Stores Corp. 1                                       200
4,750
--------------------------------------------------------------------------------
AutoNation, Inc. 1                                           1,200
14,808
--------------------------------------------------------------------------------
AutoZone, Inc. 1                                               100
8,170
--------------------------------------------------------------------------------
Home Depot, Inc.                                             1,100
29,062
--------------------------------------------------------------------------------
Lowe's Cos., Inc.                                              800
33,200
--------------------------------------------------------------------------------
Payless ShoeSource, Inc. 1                                     100
5,669
--------------------------------------------------------------------------------
PetsMart, Inc. 1                                               700
12,915
--------------------------------------------------------------------------------
Sherwin-Williams Co.                                           300
8,649
--------------------------------------------------------------------------------
TJX Cos., Inc. (The)                                           200
3,914
--------------------------------------------------------------------------------
Too, Inc. 1                                                    100
2,935
--------------------------------------------------------------------------------
United Auto Group, Inc. 1                                      100
1,351

---------

137,858

--------------------------------------------------------------------------------
Textiles & Apparel--0.5%
Jones Apparel Group, Inc. 1                                    400
14,720
--------------------------------------------------------------------------------
Nike, Inc., Cl. B                                              100
4,478
--------------------------------------------------------------------------------
Phillips-Van Heusen Corp.                                      500
6,575
--------------------------------------------------------------------------------
Timberland Co., Cl. A 1                                        200
7,304

---------

33,077

--------------------------------------------------------------------------------
Consumer Staples--5.9%
--------------------------------------------------------------------------------
Beverages--1.6%
Anheuser-Busch Cos., Inc.                                      800
39,296
--------------------------------------------------------------------------------
Coca-Cola Co. (The)                                            500
22,820
--------------------------------------------------------------------------------
Pepsi Bottling Group, Inc. (The)                               300
8,616
--------------------------------------------------------------------------------
PepsiAmericas, Inc.                                            200
3,046
--------------------------------------------------------------------------------
PepsiCo, Inc.                                                  600
25,488

---------

99,266

            6 | OPPENHEIMER SELECT MANAGERS QM ACTIVE BALANCED FUND

                                                                    Market
Value
                                                            Shares    See
Note 1
--------------------------------------------------------------------------------
Food & Drug Retailing--0.8%
Albertson's, Inc.                                              400     $
9,336
--------------------------------------------------------------------------------
Kroger Co. (The) 1                                           1,100
17,303
--------------------------------------------------------------------------------
Safeway, Inc. 1                                                600
14,268
--------------------------------------------------------------------------------
Winn-Dixie Stores, Inc.                                        400
5,968

---------

46,875

--------------------------------------------------------------------------------
Food Products--0.9%
ConAgra Foods, Inc.                                            100
2,437
--------------------------------------------------------------------------------
International Multifoods Corp. 1                               300
5,994
--------------------------------------------------------------------------------
Interstate Bakeries Corp.                                      200
4,610
--------------------------------------------------------------------------------
Kraft Foods, Inc., Cl. A                                       200
7,512
--------------------------------------------------------------------------------
Sara Lee Corp.                                                 500
11,665
--------------------------------------------------------------------------------
Tyson Foods, Inc., Cl. A                                       700
8,260
--------------------------------------------------------------------------------
Unilever NV, NY Shares                                         300
17,445

---------

57,923

--------------------------------------------------------------------------------
Household Products--1.7%
Clorox Co. (The)                                               600
26,304
--------------------------------------------------------------------------------
Colgate-Palmolive Co.                                          100
5,139
--------------------------------------------------------------------------------
Dial Corp. (The)                                               400
8,328
--------------------------------------------------------------------------------
Kimberly-Clark Corp.                                           500
25,160
--------------------------------------------------------------------------------
Procter & Gamble Corp. (The)                                   500
42,000

---------

106,931

--------------------------------------------------------------------------------
Personal Products--0.4%
Avon Products, Inc.                                            100
5,135
--------------------------------------------------------------------------------
Gillette Co.                                                   600
18,192

---------

23,327

--------------------------------------------------------------------------------
Tobacco--0.5%
Philip Morris Cos., Inc.                                       800
30,176
--------------------------------------------------------------------------------
Energy--3.3%
--------------------------------------------------------------------------------
Oil & Gas--3.3%
Anadarko Petroleum Corp.                                       500
23,600
--------------------------------------------------------------------------------
Ashland, Inc.                                                  100
2,917
--------------------------------------------------------------------------------
ChevronTexaco Corp.                                            431
28,890
--------------------------------------------------------------------------------
ConocoPhillips                                                 400
19,124
--------------------------------------------------------------------------------
Devon Energy Corp.                                             100
4,579
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                            2,800
97,440
--------------------------------------------------------------------------------
Occidental Petroleum Corp.                                     700
19,495
--------------------------------------------------------------------------------
Patina Oil & Gas Corp.                                         375
11,280

---------

207,325

--------------------------------------------------------------------------------
Financials--14.2%
--------------------------------------------------------------------------------
Banks--6.2%
AmSouth Bancorp                                                300
5,721
--------------------------------------------------------------------------------
Associated Banc-Corp                                           110
3,688

                                                                    Market
Value
                                                           Shares     See
Note 1
--------------------------------------------------------------------------------
 Banks Continued
 Astoria Financial Corp.                                  500          $
13,140
--------------------------------------------------------------------------------
 Bank of America Corp.                                    800
56,064
--------------------------------------------------------------------------------
 Bank One Corp.                                           300
11,847
--------------------------------------------------------------------------------
 Banknorth Group, Inc.                                    400
8,812
--------------------------------------------------------------------------------
 Charter One Financial, Inc.                              800
24,080
--------------------------------------------------------------------------------
 Comerica, Inc.                                           200
9,466
--------------------------------------------------------------------------------
 Commercial Federal Corp.                                 200
4,490
--------------------------------------------------------------------------------
 FleetBoston Financial Corp.                              700
18,991
--------------------------------------------------------------------------------
 Flushing Financial Corp.                                 200
3,446
--------------------------------------------------------------------------------
 Golden West Financial Corp.                              300
20,760
--------------------------------------------------------------------------------
 Greater Bay Bancorp                                      600
10,776
--------------------------------------------------------------------------------
 Greenpoint Financial Corp.                               200
8,540
--------------------------------------------------------------------------------
 Independence Community Bank Corp.                        100
2,571
--------------------------------------------------------------------------------
 KeyCorp                                                  300
7,827
--------------------------------------------------------------------------------
 National City Corp.                                      900
25,020
--------------------------------------------------------------------------------
 New York Community Bancorp, Inc.                         200
5,576
--------------------------------------------------------------------------------
 PNC Financial Services Group                             200
8,440
--------------------------------------------------------------------------------
 Popular, Inc.                                            200
6,726
--------------------------------------------------------------------------------
 Sky Financial Group, Inc.                                100
1,910
--------------------------------------------------------------------------------
 Staten Island Bancorp, Inc.                              200
3,932
--------------------------------------------------------------------------------
 TCF Financial Corp.                                      100
4,265
--------------------------------------------------------------------------------
 Trustmark Corp.                                          100
2,297
--------------------------------------------------------------------------------
 U.S. Bancorp                                             606
13,272
--------------------------------------------------------------------------------
 Union Planters Corp.                                     300
8,850
--------------------------------------------------------------------------------
 Wachovia Corp.                                           600
21,090
--------------------------------------------------------------------------------
 Washington Mutual, Inc.                                  850
30,583
--------------------------------------------------------------------------------
 Webster Financial Corp.                                  100
3,260
--------------------------------------------------------------------------------
 Wells Fargo Co.                                          400
18,484
--------------------------------------------------------------------------------
 WSFS Financial Corp.                                     600
19,794

--------

383,718

--------------------------------------------------------------------------------
 Diversified Financials--4.6%
 Capital One Financial Corp.                              600
20,280
--------------------------------------------------------------------------------
 Citigroup, Inc.                                        2,200
85,536
--------------------------------------------------------------------------------
 Countrywide Financial Corp.                              400
19,720
--------------------------------------------------------------------------------
 Doral Financial Corp.                                    100
2,695
--------------------------------------------------------------------------------
 DVI, Inc. 1                                              400
3,536
--------------------------------------------------------------------------------
 Fannie Mae                                               600
37,830
--------------------------------------------------------------------------------
 Freddie Mac                                              500
28,820
--------------------------------------------------------------------------------
 Household International, Inc.                          1,000
28,700
--------------------------------------------------------------------------------
 J.P. Morgan Chase & Co.                                1,700
42,789
--------------------------------------------------------------------------------
 Principal Financial Group, Inc. (The)                    400
11,600
--------------------------------------------------------------------------------
 Walter Industries, Inc.                                  500
5,225

--------

286,731

                   7 | OPPENHEIMER SELECT MANAGERS QM ACTIVE BALANCED FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                   Market
Value
                                                           Shares    See Note
1
--------------------------------------------------------------------------------
Insurance--2.9%
American Financial Group, Inc.                               400       $
9,500
--------------------------------------------------------------------------------
American International Group, Inc.                           615
40,067
--------------------------------------------------------------------------------
AmerUs Group Co.                                             500
16,025
--------------------------------------------------------------------------------
Fidelity National Financial, Inc.                            450
14,558
--------------------------------------------------------------------------------
John Hancock Financial Services, Inc.                        600
18,342
--------------------------------------------------------------------------------
Loews Corp.                                                  200
8,096
--------------------------------------------------------------------------------
MBIA, Inc.                                                   100
4,548
--------------------------------------------------------------------------------
MetLife, Inc.                                                900
24,156
--------------------------------------------------------------------------------
MGIC Investment Corp.                                        100
4,667
--------------------------------------------------------------------------------
Stewart Information Services Corp. 1                         100
2,070
--------------------------------------------------------------------------------
Travelers Property Casualty  Corp., Cl. A 1                1,277
20,368
--------------------------------------------------------------------------------
Travelers Property Casualty Corp., Cl. B 1                   559
8,944
--------------------------------------------------------------------------------
UnumProvident Corp.                                          400
6,820

--------

178,161

--------------------------------------------------------------------------------
Real Estate--0.5%
Boykin Lodging Co.                                           300
2,730
--------------------------------------------------------------------------------
CarrAmerica Realty Corp.                                     100
2,532
--------------------------------------------------------------------------------
Equity Inns, Inc.                                            100
576
--------------------------------------------------------------------------------
Equity Office Properties Trust                               200
5,142
--------------------------------------------------------------------------------
FBR Asset Investment Corp.                                   100
3,280
--------------------------------------------------------------------------------
Impac Mortgage Holdings, Inc.                                800
9,352
--------------------------------------------------------------------------------
LNR Property Corp.                                           100
3,640
--------------------------------------------------------------------------------
National Health Investors, Inc.                              200
3,388

--------

30,640

--------------------------------------------------------------------------------
Health Care--10.3%
--------------------------------------------------------------------------------
Biotechnology--1.6%
Amgen, Inc. 1                                                820
38,704
--------------------------------------------------------------------------------
Chiron Corp. 1                                               500
20,100
--------------------------------------------------------------------------------
Genentech, Inc. 1                                            800
26,400
--------------------------------------------------------------------------------
Wyeth                                                        300
11,529

--------

96,733

--------------------------------------------------------------------------------
Health Care Equipment & Supplies--1.6%
Bard (C.R.), Inc.                                            300
16,650
--------------------------------------------------------------------------------
Becton, Dickinson & Co.                                      600
17,802
--------------------------------------------------------------------------------
Guidant Corp. 1                                              400
11,972
--------------------------------------------------------------------------------
Hillenbrand Industries, Inc.                                 100
4,821
--------------------------------------------------------------------------------
Medtronic, Inc.                                              100
4,675
--------------------------------------------------------------------------------
Mentor Corp.                                                 200
8,650
--------------------------------------------------------------------------------
Possis Medical, Inc. 1                                       100
1,618
--------------------------------------------------------------------------------
St. Jude Medical, Inc. 1                                     200
6,964
--------------------------------------------------------------------------------
Steris Corp. 1                                               400
9,092
--------------------------------------------------------------------------------
Stryker Corp.                                                300
18,555

--------

100,799

                                                                   Market
Value
                                                          Shares     See Note
1

-------------------------------------------------------------------------------
 Health Care Providers & Services--1.6%
 AdvancePCS, Inc. 1                                         100        $
2,468
--------------------------------------------------------------------------------
 Anthem, Inc. 1                                             100
5,925
--------------------------------------------------------------------------------
 Cardinal Health, Inc.                                      300
18,462
--------------------------------------------------------------------------------
 Cigna Corp.                                                300
13,059
--------------------------------------------------------------------------------
 DaVita, Inc. 1                                             100
2,565
--------------------------------------------------------------------------------
 Express Scripts, Inc. 1                                    300
15,183
--------------------------------------------------------------------------------
 Five Star Quality Care, Inc. 1                              40
67
--------------------------------------------------------------------------------
 PacifiCare Health Systems, Inc. 1                          100
2,675
--------------------------------------------------------------------------------
 Tenet Healthcare Corp. 1                                   200
3,690
--------------------------------------------------------------------------------
 UnitedHealth Group, Inc.                                   300
24,435
--------------------------------------------------------------------------------
 US Oncology, Inc. 1                                        700
6,041
--------------------------------------------------------------------------------
 WebMD Corp. 1                                              900
7,704

--------

102,274

--------------------------------------------------------------------------------
 Pharmaceuticals--5.5%
 Abbott Laboratories                                        500
21,890
--------------------------------------------------------------------------------
 Allergan, Inc.                                             400
23,516
--------------------------------------------------------------------------------
 Bristol-Myers Squibb Co.                                   700
18,550
--------------------------------------------------------------------------------
 Forest Laboratories, Inc. 1                                100
10,733
--------------------------------------------------------------------------------
 Johnson & Johnson                                        1,496
85,302
--------------------------------------------------------------------------------
 Merck & Co., Inc.                                        1,000
59,410
--------------------------------------------------------------------------------
 Mylan Laboratories, Inc.                                   500
16,865
--------------------------------------------------------------------------------
 Pfizer, Inc.                                             3,100
97,774
--------------------------------------------------------------------------------
 Pharmacia Corp.                                            100
4,230

--------

338,270
--------------------------------------------------------------------------------
 Industrials--6.9%
--------------------------------------------------------------------------------
 Aerospace & Defense--1.0%
 Boeing Co.                                                 500
17,000
--------------------------------------------------------------------------------
 Goodrich Corp.                                             300
5,520
--------------------------------------------------------------------------------
 Honeywell International, Inc.                              300
7,761
--------------------------------------------------------------------------------
 Mercury Computer Systems, Inc. 1                           300
9,369
--------------------------------------------------------------------------------
 United Technologies Corp.                                  400
24,988

--------

64,638

--------------------------------------------------------------------------------
 Air Freight & Couriers--0.2%
 FedEx Corp.                                                200
10,514
--------------------------------------------------------------------------------
 Building Products--0.2%
 NCI Building Systems, Inc. 1                               500
9,600
--------------------------------------------------------------------------------
 Commercial Services & Supplies--1.8%
 Allied Waste Industries, Inc. 1                            600
6,408
--------------------------------------------------------------------------------
 Apollo Group, Inc., Cl. A 1                                300
12,375
--------------------------------------------------------------------------------
 Automatic Data Processing, Inc.                            200
8,694
--------------------------------------------------------------------------------
 Cendant Corp. 1                                          1,700
21,386
--------------------------------------------------------------------------------
 Deluxe Corp.                                               200
8,680
--------------------------------------------------------------------------------
 Education Management Corp. 1                               100
3,864
--------------------------------------------------------------------------------
 First Data Corp.                                           300
10,392

             8 | OPPENHEIMER SELECT MANAGERS QM ACTIVE BALANCED FUND

                                                                   Market
Value
                                                          Shares     See Note
1
--------------------------------------------------------------------------------
Commercial Services & Supplies Continued
H&R Block, Inc.                                             500        $
19,165
--------------------------------------------------------------------------------
MemberWorks, Inc. 1                                         500
9,525
--------------------------------------------------------------------------------
Republic Services, Inc. 1                                   400
8,600
--------------------------------------------------------------------------------
Right Management Consultants, Inc. 1                        150
1,837
--------------------------------------------------------------------------------
Sabre Holdings Corp. 1                                      100
2,176

--------

113,102

--------------------------------------------------------------------------------
Construction & Engineering--0.2%
Shaw Group, Inc. (The) 1                                    600
10,380
--------------------------------------------------------------------------------
Electrical Equipment--0.7%
Acuity Brands, Inc.                                         400
5,432
--------------------------------------------------------------------------------
Emerson Electric Co.                                        100
5,215
--------------------------------------------------------------------------------
Energizer Holdings, Inc. 1                                  700
20,727
--------------------------------------------------------------------------------
Genlyte Group, Inc. (The) 1                                 200
6,600
--------------------------------------------------------------------------------
Paxar Corp. 1                                               300
4,239

--------

42,213

--------------------------------------------------------------------------------
Industrial Conglomerates--2.0%
3M Co.                                                      100
12,985
--------------------------------------------------------------------------------
General Electric Co.                                      3,200
86,720
--------------------------------------------------------------------------------
Tyco International Ltd.                                   1,400
24,976

--------

124,681

--------------------------------------------------------------------------------
Machinery--0.4%
Cascade Corp.                                               100
1,400
--------------------------------------------------------------------------------
Harsco Corp.                                                200
6,182
--------------------------------------------------------------------------------
ITT Industries, Inc.                                        100
6,028
--------------------------------------------------------------------------------
Pentair, Inc.                                               100
3,576
--------------------------------------------------------------------------------
Timken Co.                                                  200
3,970
--------------------------------------------------------------------------------
Trinity Industries, Inc.                                    100
1,953

--------

23,109

--------------------------------------------------------------------------------
Road & Rail--0.4%
Burlington Northern Santa Fe Corp.                          300
7,599
--------------------------------------------------------------------------------
CSX Corp.                                                   100
2,765
--------------------------------------------------------------------------------
Union Pacific Corp.                                         300
17,370

--------

27,734
--------------------------------------------------------------------------------
Information Technology--10.8%
--------------------------------------------------------------------------------
Communications Equipment--2.1%
Cisco Systems, Inc. 1                                     4,600
68,632
--------------------------------------------------------------------------------
Inter-Tel, Inc.                                             100
2,511
--------------------------------------------------------------------------------
McData Corp., Cl. A 1                                       500
4,360
--------------------------------------------------------------------------------
Motorola, Inc.                                              500
5,690
--------------------------------------------------------------------------------
NetScreen Technologies, Inc. 1                              500
8,625
--------------------------------------------------------------------------------
QUALCOMM, Inc. 1                                            900
37,098

--------

126,916

                                                                    Market
Value
                                                          Shares      See
Note 1
--------------------------------------------------------------------------------
Computers & Peripherals--2.7%
Dell Computer Corp. 1                                      1,600       $
45,760
--------------------------------------------------------------------------------
Hewlett-Packard Co.                                        1,479
28,811
--------------------------------------------------------------------------------
Intergraph Corp. 1                                           200
3,620
--------------------------------------------------------------------------------
International Business Machines Corp.                        700
60,970
--------------------------------------------------------------------------------
Iomega Corp. 1                                               500
4,275
--------------------------------------------------------------------------------
Lexmark International, Inc., Cl. A 1                         400
26,456

--------

169,892

--------------------------------------------------------------------------------
Electronic Equipment & Instruments--0.0%
Intermagnetics General Corp. 1                               100
2,171
--------------------------------------------------------------------------------
Internet Software & Services--0.2%
WebEx Communications, Inc. 1                                 500
9,730
--------------------------------------------------------------------------------
IT Consulting & Services--0.1%
Acxiom Corp. 1                                               500
7,675
--------------------------------------------------------------------------------
Semiconductor Equipment & Products--2.1%
Altera Corp. 1                                               300
4,359
--------------------------------------------------------------------------------
Intel Corp.                                                2,500
52,200
--------------------------------------------------------------------------------
LSI Logic Corp. 1                                            500
4,145
--------------------------------------------------------------------------------
Maxim Integrated Products, Inc.                              300
12,615
--------------------------------------------------------------------------------
QLogic Corp. 1                                               600
26,064
--------------------------------------------------------------------------------
RF Micro Devices, Inc. 1                                     600
7,314
--------------------------------------------------------------------------------
Texas Instruments, Inc.                                    1,200
24,132

--------

130,829

--------------------------------------------------------------------------------
Software--3.6%
Cerner Corp. 1                                               200
6,582
--------------------------------------------------------------------------------
Citrix Systems, Inc. 1                                       200
2,350
--------------------------------------------------------------------------------
Electronic Arts, Inc. 1                                      200
13,572
--------------------------------------------------------------------------------
Fair, Isaac & Co., Inc.                                      500
21,900
--------------------------------------------------------------------------------
Microsoft Corp. 1                                          2,000
115,360
--------------------------------------------------------------------------------
Oracle Corp. 1                                               900
10,935
--------------------------------------------------------------------------------
Reynolds & Reynolds Co., Cl. A                               400
10,668
--------------------------------------------------------------------------------
Sybase, Inc. 1                                               500
6,660
--------------------------------------------------------------------------------
Symantec Corp. 1                                             600
26,238
--------------------------------------------------------------------------------
Take-Two Interactive Software, Inc. 1                        200
5,986

--------

220,251

--------------------------------------------------------------------------------
Materials--1.4%
--------------------------------------------------------------------------------
Chemicals--0.5%
Du Pont (E.I.) de Nemours & Co.                              300
13,386
--------------------------------------------------------------------------------
Engelhard Corp.                                              100
2,424
--------------------------------------------------------------------------------
Hercules, Inc. 1                                             900
8,478
--------------------------------------------------------------------------------
Monsanto Co.                                                  17
299
--------------------------------------------------------------------------------
PolyOne Corp.                                                500
3,900
--------------------------------------------------------------------------------
PPG Industries, Inc.                                         100
5,008

--------

33,495

             9 | OPPENHEIMER SELECT MANAGERS QM ACTIVE BALANCED FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                   Market
Value
                                                           Shares   See Note 1
--------------------------------------------------------------------------------
 Construction Materials--0.1%
 Lafarge North America, Inc.                                  200      $
6,420
--------------------------------------------------------------------------------
 Containers & Packaging--0.2%
 Ball Corp.                                                   200
9,896
--------------------------------------------------------------------------------
 Owens-Illinois, Inc. 1                                       200
3,140

-----------

13,036

--------------------------------------------------------------------------------
 Metals & Mining--0.3%
 Steel Dynamics, Inc. 1                                       900
12,780
--------------------------------------------------------------------------------
 United States Steel Corp.                                    600
8,688

-----------

21,468

--------------------------------------------------------------------------------
 Paper & Forest Products--0.3%
 Georgia-Pacific Corp.                                        600
12,438
--------------------------------------------------------------------------------
 International Paper Co.                                      100
3,925

-----------

16,363
--------------------------------------------------------------------------------
 Telecommunication Services--3.2%
--------------------------------------------------------------------------------
 Diversified Telecommunication Services--2.5%
 Alltel Corp.                                                 100
5,508
--------------------------------------------------------------------------------
 BellSouth Corp.                                              900
25,020
--------------------------------------------------------------------------------
 CenturyTel, Inc.                                             200
6,176
--------------------------------------------------------------------------------
 SBC Communications, Inc.                                   1,500
42,750
--------------------------------------------------------------------------------
 Sprint Corp. (Fon Group)                                   2,000
29,160
--------------------------------------------------------------------------------
 Verizon Communications, Inc.                               1,100
46,068

-----------

154,682

--------------------------------------------------------------------------------
 Wireless Telecommunication Services--0.7%
 AT&T Corp.                                                   140
3,926
--------------------------------------------------------------------------------
 AT&T Wireless Services, Inc. 1                             2,486
18,769
--------------------------------------------------------------------------------
 Nextel Communications, Inc., Cl. A 1                       1,600
22,000

-----------

44,695

--------------------------------------------------------------------------------
 Utilities--1.5%
--------------------------------------------------------------------------------
 Electric Utilities--1.2%
 Alliant Energy Corp.                                         700
11,396
--------------------------------------------------------------------------------
 CenterPoint Energy, Inc.                                     500
3,825
--------------------------------------------------------------------------------
 Cleco Corp.                                                  100
1,358
--------------------------------------------------------------------------------
 Dominion Resources, Inc.                                     100
5,095
--------------------------------------------------------------------------------
 Duke Energy Corp.                                            400
7,896
--------------------------------------------------------------------------------
 Edison International 1                                     1,000
11,090
--------------------------------------------------------------------------------
 Exelon Corp.                                                 200
10,038
--------------------------------------------------------------------------------
 PG&E Corp. 1                                                 700
9,667
--------------------------------------------------------------------------------
 Public Service Enterprise Group, Inc.                        300
8,982
--------------------------------------------------------------------------------
 TXU Corp.                                                    200
3,084

-----------

72,431

                                                                    Market
Value
                                                       Shares         See
Note 1
--------------------------------------------------------------------------------
 Gas Utilities--0.3%
 Nicor, Inc.                                                  200    $
6,302
--------------------------------------------------------------------------------
 NiSource, Inc.                                               200
3,898
--------------------------------------------------------------------------------
 Sempra Energy                                                400
9,268

-----------

19,468

-----------
 Total Common Stocks (Cost $4,476,250)
4,166,206
                                                            Units
--------------------------------------------------------------------------------
 Rights, Warrants and Certificates--0.0%

 Liberty Media Corp., Cl. A Rts.,
 Exp. 12/2/02 1 (Cost $0)                                      28
129

                                                        Principal
                                                           Amount
--------------------------------------------------------------------------------
 U.s. Government Obligations--22.9%
 U.S. Treasury Bonds, 6.50%, 11/15/26                 $    50,000
58,600
--------------------------------------------------------------------------------
 U.S. Treasury Nts.:
 3.50%, 11/15/06                                          175,000
178,534
 5%, 2/15/11                                               50,000
53,227
 5.25%, 5/15/04                                           185,000
194,337
 5.75%, 11/15/05                                          855,000
933,153

-----------
 Total U.S. Government Obligations (Cost $1,360,970)
1,417,851

--------------------------------------------------------------------------------
 Short-Term Notes--1.2%
 U.S. Treasury Bills, 1.66%, 12/19/02 2
 (Cost $74,938)                                            75,000
74,938

--------------------------------------------------------------------------------
 Joint Repurchase Agreements--8.7%
 Undivided interest of 0.12% in joint repurchase agreement
 (Market Value $453,323,000) with Banc One Capital Markets, Inc.,
 1.29%, dated 11/29/02, to be repurchased at $538,058 on 12/2/02, collateralized by U.S. Treasury Nts., 1.875%--7%, 3/31/03--8/15/11,
 with a value of $408,234,710 and U.S. Treasury Bonds, 6.25%
 --10.625%, 8/15/15--8/15/23, with a value of $55,304,803
 (Cost $538,000)                                          538,000
538,000

--------------------------------------------------------------------------------
 Total Investments, at Value
 (Cost $6,450,158)                                          100.0%
6,197,124
--------------------------------------------------------------------------------
 Other Assets Net of Liabilities                              0.0
233

--------------------------
 Net Assets                                                 100.0%
$6,197,357

==========================

Footnotes to Statement of Investments
1. Non-income producing security.
2. Securities with an aggregate market value of $74,938 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 5 of Notes to Financial Statements.

See accompanying Notes to Financial Statements.

            10 | OPPENHEIMER SELECT MANAGERS QM ACTIVE BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES  November 30, 2002
--------------------------------------------------------------------------------

Assets
Investments, at value (cost $6,450,158)--see accompanying statement
$6,197,124
-----------------------------------------------------------------------------------------
Receivables and other assets:
Daily variation on futures
contracts                                              14,728
Interest and dividends
                                                         10,604
Shares of beneficial interest
sold                                                 1,633
Other
1,024

-----------
Total
assets
6,225,113

-----------------------------------------------------------------------------------------
Liabilities
Bank
overdraft
13,006
-----------------------------------------------------------------------------------------
Payables and other liabilities:
Legal, auditing and other professional
fees                                        7,424
Shareholder
reports                                                                5,305
Transfer and shareholder servicing agent
fees                                        451
Distribution and service plan
fees                                                   388
Trustees'
compensation                                                               323
Other
859

-----------
Total
liabilities
27,756

-----------------------------------------------------------------------------------------
Net Assets
$6,197,357

===========

-----------------------------------------------------------------------------------------
Composition of Net Assets
Paid-in Capital
$7,015,039
-----------------------------------------------------------------------------------------
Undistributed net investment
income                                               47,740
-----------------------------------------------------------------------------------------
Accumulated net realized loss on investment
transactions                        (651,350)
-----------------------------------------------------------------------------------------
Net unrealized depreciation on
investments                                      (214,072)

-----------
Net Assets
$6,197,357

===========

            11 | OPPENHEIMER SELECT MANAGERS QM ACTIVE BALANCED FUND

STATEMENT OF ASSETS AND LIABILITIES  Continued
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$4,898,145 and  572,702 shares of beneficial interest outstanding)
Maximum offering price per share (net asset value plus sales charge
of             $8.55
5.75% of offering
price)                                                           $9.07
-----------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$455,259 and 53,951 shares of beneficial interest outstanding)
                  $8.44
-----------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net
assets of $521,465 and 61,789 shares of beneficial interest
outstanding)           $8.44
-----------------------------------------------------------------------------------------
Class N Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of
$321,631 and 37,765 shares of beneficial interest
outstanding)                     $8.52
-----------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on net assets of $857 and  100 shares of beneficial interest
outstanding)             $8.57

See accompanying Notes to Financial Statements.

            12 | OPPENHEIMER SELECT MANAGERS QM ACTIVE BALANCED FUND

STATEMENT OF OPERATIONS  FOR THE YEAR ENDED NOVEMBER 30, 2002
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------

Investment Income
Interest
$  89,161
--------------------------------------------------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of
$96)                                                               53,691

                                   -----------
Total investment
income
142,852

--------------------------------------------------------------------------------------------------------------------------
Expenses
Management
fees
53,310
--------------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class
A
281
Class
B
2,536
Class
C
4,667
Class N

731
--------------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class
A
3,288
Class
B
    827
Class
C
1,100
Class
N
423
Class
Y
866
--------------------------------------------------------------------------------------------------------------------------
Shareholder
reports
14,249
--------------------------------------------------------------------------------------------------------------------------
Legal, auditing and other professional
fees
6,878
--------------------------------------------------------------------------------------------------------------------------
Trustees' compensation
                                                                         3,963
--------------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses
                                                                23
--------------------------------------------------------------------------------------------------------------------------
Other
                                                 1,674

-----------
Total expenses
                                    94,816
Less voluntary reimbursement of
expenses
(5,116)
Less voluntary waiver of transfer and shareholder servicing agent
fees--Classes A, B, C and N                       (545)
Less voluntary waiver of transfer and shareholder servicing agent fees--Class
Y                                     (863)

        -----------
Net
expenses
88,292

--------------------------------------------------------------------------------------------------------------------------
Net Investment
Income
54,560

--------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Loss
Net realized loss on:
Investments
(283,951)
Closing of futures contracts

(134,425)

-----------
Net realized loss
                                                                    (418,376)

--------------------------------------------------------------------------------------------------------------------------
Net change in unrealized depreciation on investments
                                                          (118,544)

-----------
Net realized and unrealized loss
                                               (536,920)

--------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations
                                    $(482,360)

===========

See accompanying Notes to Financial Statements.

            13 | OPPENHEIMER SELECT MANAGERS QM ACTIVE BALANCED FUND

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

Year Ended November
30,
2002          2001 1
------------------------------------------------------------------------------------------------------------------------------------

Operations
Net investment
income
         $   54,560    $     44,954
------------------------------------------------------------------------------------------------------------------------------------
Net realized
loss
                   (418,376)       (232,974)
------------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized depreciation
                            (118,544)        (95,528)

----------------------------
Net decrease in net assets resulting from operations
                                     (482,360)       (283,548)

------------------------------------------------------------------------------------------------------------------------------------
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class
A
(49,625)             --
Class
B
            (947)             --
Class
C
(3,716)             --
Class
N
                  (358)             --
Class
Y
(12)             --

------------------------------------------------------------------------------------------------------------------------------------

Beneficial Interest Transactions
Net increase in net assets resulting from beneficial interest transactions:
Class
A
534,329       5,098,701
Class
B
376,649          98,964
Class
C
207,640         358,757
Class
N
284,637          40,246
Class
Y
--              --

------------------------------------------------------------------------------------------------------------------------------------
Net Assets
Total
increase
866,237       5,313,120
------------------------------------------------------------------------------------------------------------------------------------
Beginning of
period
5,331,120          18,000 2

                     ----------------------------
End of period [including undistributed net investment income of $47,740 and
$47,838, respectively]      $6,197,357      $5,331,120

1. For the period from February 16, 2001 (inception of offering) to
   November 30, 2001.
2. Reflects the value of the Manager's initial seed money investment at
   December 22, 2000.

See accompanying Notes to Financial Statements.

            14 | OPPENHEIMER SELECT MANAGERS QM ACTIVE BALANCED FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                 Class
A               Class B               Class C
                                                              Year
Ended            Year Ended            Year Ended
                                                                Nov.
30,              Nov. 30,              Nov. 30,
                                                         2002     2001
1       2002     2001 1       2002     2001 1
----------------------------------------------------------------------------------------------------------------------

Per Share Operating Data
Net asset value, beginning of period                   $ 9.44     $10.00
$ 9.37     $10.00     $ 9.38     $10.00
----------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                     .09
..09        .07        .01        .05        .01
Net realized and unrealized loss                         (.88)
(.65)      (.92)      (.64)      (.90)      (.63)

---------------------------------------------------------------
Total from investment operations                         (.79)
(.56)      (.85)      (.63)      (.85)      (.62)
----------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                     (.10)
--       (.08)        --       (.09)        --
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                         $ 8.55     $ 9.44
$ 8.44     $ 9.37     $ 8.44     $ 9.38

===============================================================

----------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 2                      (8.49)%    (5.60)%
(9.11)%    (6.30)%    (9.12)%    (6.20)%

----------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data

Net assets, end of period (in thousands)               $4,898     $4,829
$  455     $  100     $  521     $  363
----------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                      $4,744     $4,739
$  255     $   32     $  467     $   68
----------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets: 3
Net investment income                                    1.08%
1.19%      0.28%      0.50%      0.29%      0.46%
Expenses                                                 1.51%
1.53%      2.75%      2.44%      2.67%      2.43%
Expenses, net of voluntary reimbursement of expenses
and/or voluntary waiver of transfer agent fees           1.41%
1.51%      2.64%      2.17%      2.56%      2.04%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    73%
32%        73%        32%        73%        32%

1. For the period from February 16, 2001 (inception of offering) to
November 30, 2001.
2. Assumes an investment on the business day before the first day of the fiscal
period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the
net asset value calculated on the last business day of the fiscal period.
Sales
charges are not reflected in the total returns. Total returns are not annualized
for periods of less than one full year.
3. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

            15 | OPPENHEIMER SELECT MANAGERS QM ACTIVE BALANCED FUND

FINANCIAL HIGHLIGHTS  Continued
--------------------------------------------------------------------------------

                                                                    Class
N               Class Y
                                                                 Year
Ended            Year Ended
                                                                   Nov.
30,              Nov. 30,
                                                            2002     2001
1       2002     2001 2
---------------------------------------------------------------------------------------------------

Per Share Operating Data
Net asset value, beginning of period                      $ 9.41     $
9.75     $ 9.46     $10.00
---------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                        .07
..04        .11        .11
Net realized and unrealized loss                            (.87)
(.38)      (.88)      (.65)
Total from investment operations                            (.80)
(.34)      (.77)      (.54)
---------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                        (.09)
--       (.12)        --
---------------------------------------------------------------------------------------------------
Net asset value, end of period                            $ 8.52     $
9.41     $ 8.57     $ 9.46

=========================================

---------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value 3                         (8.60)%
(3.49)%    (8.27)%    (5.40)%

---------------------------------------------------------------------------------------------------
Ratios/Supplemental Data

Net assets, end of period (in thousands)                  $  322     $
38     $    1     $    1
---------------------------------------------------------------------------------------------------
Average net assets (in thousands)                         $  147     $
24     $    1     $    1
---------------------------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                       0.76%
0.84%      1.24%      1.39%
Expenses                                                    2.22%
1.94%     88.03%    501.51%
Expenses, net of voluntary reimbursement of expenses
and/or voluntary waiver of transfer agent fees              2.12%
1.79%      1.54%      1.28%
---------------------------------------------------------------------------------------------------
Portfolio turnover rate                                       73%
32%        73%        32%

1. For the period from March 1, 2001 (inception of offering) to
November 30, 2001.
2. For the period from February 16, 2001 (inception of offering) to
November 30, 2001.
3. Assumes an investment on the business day before the first day of the fiscal
period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the
net asset value calculated on the last business day of the fiscal period.
Sales
charges are not reflected in the total returns. Total returns are not annualized
for periods of less than one full year.
4. Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.

            16 | OPPENHEIMER SELECT MANAGERS QM ACTIVE BALANCED FUND

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
1. Significant Accounting Policies
Oppenheimer Select Managers QM Active Balanced Fund (the Fund), a series of
Oppenheimer Select Managers, is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is to seek income and long-term growth of capital. The
Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Manager has entered into a sub-advisory agreement with The Prudential Investment Corp.
(the Sub-Advisor).
     The Fund offers Class A, Class B, Class C, Class N and Class Y shares.
Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical
rights and voting privileges. Earnings, net assets and net asset value per share
may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class
B
shares will automatically convert to Class A shares six years after the date of
purchase.
     The following is a summary of significant accounting policies consistently
followed by the Fund.
--------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges
or
other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued
primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
--------------------------------------------------------------------------------
Joint Repurchase Agreements. The Fund, along with other affiliated funds of the
Manager, may transfer uninvested cash balances into one or more joint repurchase
agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.
--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to
each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the
Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.
     During the fiscal year ended November 30, 2002, the Fund did not utilize any capital loss carryforward.

            17 | OPPENHEIMER SELECT MANAGERS QM ACTIVE BALANCED FUND

NOTES TO FINANCIAL STATEMENTS Continued

As of November 30, 2002, the Fund had available for federal income tax purposes
unused capital loss carryforwards as follows:

EXPIRING
----------------------
2009          $197,620
2010           412,104
              --------
Total         $609,724
              ========

As of November 30, 2002, the Fund had approximately $3,000 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011.
--------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
Classification of Distributions to Shareholders. Net investment income (loss)
and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed
may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

The tax character of distributions paid during the year ended November 30,
2002
and the period ended November 30, 2001 was as follows:

                                                Year Ended          Period
Ended
                                         November 30, 2002     November 30,
2001

-------------------------------------------------------------------
             Distributions paid from:
             Ordinary income                      $ 54,658
$--
             Long-term capital gain                     --
--
             Return of capital                          --
--

------------------------------
             Total                                $ 54,658
$--

==============================

As of November 30, 2002, the components of distributable earnings on a tax basis were as follows:

             Undistributed net investment income  $  47,740
             Accumulated net realized loss         (651,350)
             Net unrealized depreciation           (214,072)
                                                  ---------
             Total                                $(817,682)
                                                  =========

--------------------------------------------------------------------------------
Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes accretion of discount and amortization
of premium, is accrued as earned.
--------------------------------------------------------------------------------
Security Transactions. Security transactions are recorded on the trade date.
Realized gains and losses on securities sold are determined on the basis of identified cost.
--------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of
assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial state-ments and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

            18 | OPPENHEIMER SELECT MANAGERS QM ACTIVE BALANCED FUND

--------------------------------------------------------------------------------
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                         Year Ended November
30, 2002      Period Ended November 30, 2001 1

Shares            Amount              Shares            Amount

------------------------------------------------------------------------------------------------------------------------------

 Class A
 Sold                                                        86,940         $
763,888             518,964       $ 5,179,848
 Dividends and/or distributions reinvested
88               829                  --                --
 Redeemed                                                   (26,054)
(230,388)             (8,736)          (81,147)

-------------------------------------------------------------------
 Net increase                                                60,974         $
534,329             510,228       $ 5,098,701

===================================================================

------------------------------------------------------------------------------------------------------------------------------
 Class B
 Sold                                                        54,765         $
476,135              12,037       $   112,429
 Dividends and/or distributions reinvested
100               938                  --                --
 Redeemed                                                   (11,601)
(100,424)             (1,450)          (13,465)

-------------------------------------------------------------------
 Net increase                                                43,264         $
376,649              10,587       $    98,964

===================================================================

------------------------------------------------------------------------------------------------------------------------------
 Class C
 Sold                                                        34,916         $
305,372              38,622       $   359,346
 Dividends and/or distributions reinvested
398             3,706                  --                --
 Redeemed                                                   (12,182)
(101,438)                (65)             (589)

-------------------------------------------------------------------
 Net increase                                                23,132         $
207,640              38,557       $   358,757

===================================================================

------------------------------------------------------------------------------------------------------------------------------
 Class N
 Sold                                                        34,605         $
291,806               9,462       $    93,952
 Dividends and/or distributions reinvested
37               348                  --                --
 Redeemed
(920)           (7,517)             (5,419)          (53,706)

-------------------------------------------------------------------
 Net increase                                                33,722         $
284,637               4,043       $    40,246

===================================================================

--------------------------------------------------------------------------------
 Class Y
 Sold                                                            --
$      --                  --       $        --
 Dividends and/or distributions reinvested
--                --                  --                --
 Redeemed
--                --                  --                --

-------------------------------------------------------------------
 Net increase (decrease)                                         --
$      --                  --       $        --

===================================================================

1. For the period from February 16, 2001 (inception of offering) to November
30,
2001, for Class A, B, C and Y shares and for the period from March 1, 2001
(inception of offering) to November 30, 2001, for Class N shares.

            19 | OPPENHEIMER SELECT MANAGERS QM ACTIVE BALANCED FUND

NOTES TO FINANCIAL STATEMENTS  Continued

--------------------------------------------------------------------------------
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended November 30, 2002, were
$4,821,683 and $3,663,873, respectively.

As of November 30, 2002, unrealized appreciation (depreciation) based on cost of
securities for federal income tax purposes of $6,450,158 was composed of:

Gross unrealized appreciation       $  285,895
Gross unrealized depreciation         (538,929)
                                    ----------
Net unrealized depreciation         $ (253,034)
                                    ==========

The difference between book-basis and tax-basis unrealized appreciation and depreciation, if applicable, is attributable primarily to the tax deferral of losses on wash sales, or return of capital dividends, and the realization for tax purposes of unrealized gain (loss) on certain futures contracts, investments
in passive foreign investment companies, and forward foreign currency exchange contracts.
--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the
investment advisory agreement with the Fund which provides for a fee at an annual rate of 0.95% of the first $300 million of average annual net assets of the Fund and 0.90% of average annual net assets in excess of $300 million. The
Manager has voluntarily undertaken to assume certain Fund expenses. The
Manager
reserves the right to amend or terminate that expense assumption at any time.
--------------------------------------------------------------------------------
Sub-Advisor Fees. The Manager has retained The Prudential Investment Corp. as the Sub-Advisor to provide the day-to-day portfolio management of the Fund.
For
the year ended November 30, 2002, the Manager paid $24,903 to the Sub-Advisor.
--------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the
Manager,
acts as the transfer and shareholder servicing agent for the Fund. The Fund pays
OFS a $19.75 per account fee.
     Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more.
The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
     OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% for all classes. Effective November
1,
2002, Class Y shares were changed from 0.25% to 0.35%. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
Distribution and Service Plan (12B-1) Fees. Under its General Distributor's
Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the
Distributor)
acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

            20 | OPPENHEIMER SELECT MANAGERS QM ACTIVE BALANCED FUND

--------------------------------------------------------------------------------
4. Fees and Other Transactions with Affiliates Continued
The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period
indicated.

                                  Aggregate          Class A
Concessions       Concessions      Concessions       Concessions
                                  Front-End        Front-End        on Class
A        on Class B       on Class C        on Class N
                              Sales Charges    Sales Charges
Shares            Shares           Shares            Shares
                                 on Class A      Retained by       Advanced
by       Advanced by      Advanced by       Advanced by
 Year Ended                          Shares      Distributor     Distributor
1     Distributor 1    Distributor 1     Distributor 1
--------------------------------------------------------------------------------

 November 30, 2002                   $6,890           $1,094
$121           $14,392           $3,011            $2,750

1. The Distributor advances concession payments to dealers for certain sales of
Class A shares and for sales of Class B, Class C and Class N shares from its own
resources at the time of sale.

                                            Class A                   Class
B                   Class C                    Class N
                                Contingent Deferred       Contingent
Deferred       Contingent Deferred        Contingent Deferred
                                      Sales Charges             Sales
Charges             Sales Charges              Sales Charges
                                        Retained by               Retained
by               Retained by                Retained by
 Year Ended                             Distributor
Distributor               Distributor                Distributor
--------------------------------------------------------------------------------

 November 30, 2002                              $--
$2,303                      $168                        $27
--------------------------------------------------------------------------------

 Service Plan for Class A Shares. The Fund has adopted a Service Plan for
Class
 A shares. It reimburses the Distributor for a portion of its costs incurred for
 services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of
 Class A shares of the Fund. For the year ended November 30, 2002, payments under the Class A Plan totaled $281, all of which were paid by the
Distributor
 to recipients, and included $60 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in
 any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
 Distribution and Service Plans for Class B, Class C and Class N Shares. The
 Fund has adopted Distribution and Service Plans for Class B, Class C and
Class
 N shares. Under the plans, the Fund pays the Distributor an annual asset-based
 sales charge of 0.75% per year on Class B shares and on Class C shares and the
 Fund pays the Distributor an annual asset-based sales charge of 0.25% per year
 on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.

 Distribution fees paid to the Distributor for the year ended November 30,
2002,
 were as follows:

Distributor's Aggregate

Distributor's Aggregate              Unreimbursed
                                      Total Payments           Amount
Retained     Unreimbursed Expenses          Expenses as % of
                                          Under Plan            by
Distributor                Under Plan       Net Assets of Class
--------------------------------------------------------------------------------

 Class B Plan                                 $2,536
$2,334                   $40,973                      9.00%
 Class C Plan                                  4,667
3,858                    26,366                      5.06
 Class N Plan                                    731
561                    14,271                      4.44

--------------------------------------------------------------------------------
 5. Futures Contracts
 A futures contract is a commitment to buy or sell a specific amount of a commodity or financial instrument at a particular price on a stipulated future
 date at a negotiated price. Futures contracts are traded on a commodity exchange. The Fund may buy and sell futures contracts that relate to broadly based securities indices "financial futures" or debt securities "interest rate
 futures" in order to gain exposure to or to seek to protect against changes in
 market value of stock and bonds or interest rates. The Fund may also buy or write put or call options on these futures contracts.
    The Fund generally sells futures contracts to hedge against increases in interest rates and decreases in market value of portfolio securities. The
Fund
 may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying fixed income securities.

            21 | OPPENHEIMER SELECT MANAGERS QM ACTIVE BALANCED FUND

NOTES TO FINANCIAL STATEMENTS  Continued

    Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal
 to the daily changes in the contract value and are recorded as unrealized gains
 and losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.
    Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of
 Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin. Realized gains and losses are reported in the Statement of Operations as closing and expiration of futures contracts.
    Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value
 of the contract or option may not correlate with changes in the value of the underlying securities.

 As of November 30, 2002 had outstanding futures contracts as follows:

                                          Expiration                 Number
of           Valuation as of            Unrealized
 Contract Description                           Date
Contracts         November 30, 2002          Appreciation
--------------------------------------------------------------------------------

 Contracts to Purchase
 Standard & Poor's 500 E-Mini               12/20/02
12                  $561,600               $38,963

--------------------------------------------------------------------------------
 6. Borrowing and Lending Arrangements
 Bank Borrowings. Until November 12, 2002, the Fund had the ability to borrow from a bank for temporary or emergency purposes provided asset coverage for borrowings exceeded 300%. The Fund and other Oppenheimer funds participated in
 a $400 million unsecured line of credit with a bank. Under that unsecured line
 of credit, interest was charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Under that credit facility, the Fund paid a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
--------------------------------------------------------------------------------

Interfund Borrowing and Lending  Arrangements.  Effective November 12, 2002, the
following  interfund  borrowing  and  lending  arrangements  went  into  effect.
Consistent  with its  fundamental  policies and  pursuant to an exemptive  order issued by the Securities and Exchange Commission ("SEC"), the Fund may engage in borrowing  and  lending  activities  with  other  funds in the  OppenheimerFunds complex.  Borrowing  money  from  affiliated  funds  may  afford  the  Fund  the flexibility to use the most cost-effective  alternative to satisfy its borrowing requirements.

Lending money to an  affiliated  fund may allow the Fund to obtain a higher rate
of  return  than  it  could  from  interest  rates  on  alternative   short-term
investments. Implementation of interfund lending will be accomplished consistent with  applicable  regulatory  requirements,  including the provisions of the SEC order.  There is a risk that a  borrowing  fund could have a loan  called on one day's notice. In that circumstance, the Fund might have to borrow from a bank at a higher  interest  cost if  money  to lend  were  not  available  from  another
Oppenheimer  fund.  When the Fund lends assets to another  affiliated  fund, the
Fund is subject to the risk that the borrowing fund fails to repay the loan. The
Fund had no borrowing or lending arrangements  outstanding during the year ended or at November 30, 2002.

22 | OPPENHEIMER SELECT MANAGERS QM ACTIVE BALANCED FUND